# Fourth Quarter 2016 Earnings

March 1, 2017







AEGION®

Stronger. Safer. Infrastructure.®





# Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on February 29, 2016 and in the Company's subsequently filed reports. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Fibrwrap®, Fusible PVC®, Insituform®, Tyfo®, Tite Liner® and the associated logos are the registered trademarks of Aegion Corporation and its affiliates.

AEGION®

# 2016 was a pivotal year for Aegion's transformation into a customer-focused Company able to deliver sustainable organic growth

## 2016 Actions for Long-term Growth

1. North American Municipal Pressure Pipeline Market
   - R&D efforts to improve pressure pipe portfolio
   - Addition of Fusible PVC® with the acquisition of Underground Solutions

2. North American Midstream Pipeline Market
   - Created a new asset integrity management system to enhance pipeline inspections and data management

3. 2016 Restructuring
   - Completed downsizing upstream energy exposure by approximately $100 million in revenues
   - Reduced annual costs by approximately $17.5 million

## 2017 Factors for Success

1. Favorable end markets for growth
   - Expect higher revenues and operating income in all three platforms

2. Large Project Activity
   - Successfully complete the $130 million deepwater pipe coating and insulation project

Expect strong adjusted EPS growth, greater cash generation and improving ROIC

*Aegion will make additional investments in 2017 to advance its strategic plan for organic growth and achieve the three-year financial targets*

AEGION

# Expect 2017 earnings seasonality to be more balanced

## Fourth Quarter

- Traditionally stronger quarter for Corrosion Protection and international markets for Infrastructure Solutions
- Corrosion Protection's insulation coating production for the deepwater project is expected to wind down towards completion
- Seasonal draw down for Infrastructure Solutions in North America
- U.S. West Coast downstream maintenance activity begins to build for Energy Services

## First Quarter

- The least profitable quarter because of winter weather in the Northern Hemisphere affecting Infrastructure Solutions
- Corrosion Protection to benefit from full production of the large deepwater pipe coating and insulation project
  - Energy Services participates in peak season downstream maintenance and turnaround activities; however, required annual payroll tax costs will impact margins


2017

## Third Quarter

- Summer/Fall drives peak activity for Infrastructure Solutions and Corrosion Protection
- Corrosion Protection's insulation coating production for the deepwater project is expected to taper off
- U.S. West Coast downstream maintenance activity slows as refineries operate at peak capacity for Energy Services; however, expect certain turnaround activities to continue

## Second Quarter

- Seasonal activity increases for Infrastructure Solutions and Corrosion Protection
- Corrosion Protection to benefit from continued full pipe insulation production from the deepwater project
- For Energy Services, U.S. West Coast downstream maintenance activities begin to decline from peak levels; however, a number of turnaround activities are planned for execution

**Expect first quarter 2017 non-GAAP earnings per share to be moderately above first quarter 2016 results**

AEGION

# Favorable end markets support Infrastructure Solutions' outlook for revenue and operating income growth in 2017

## Infrastructure Solutions Contract Backlog



$311
$283
-9%
$ million USD
December 31, 2015
December 31, 2016

In the North American CIPP market, year-end backlog levels plus a more active bid table support a favorable outlook for growth

## Infrastructure Solutions 2017 Full-Year Outlook

*Expect revenues to grow faster than the low to mid-single digit three-year target at operating margins modestly below full year 2016 results*

- Wastewater CIPP rehabilitation in North America is Infrastructure Solutions' largest market accounting for > 70% of revenues and a larger share of profitability
  - Over $1 billion addressable market growing annually by low single digits
  - Efforts underway to expanding Insituform® CIPP contract installations in regions underserved by Infrastructure Solutions in North America
- Favorable outlook for pressure pipe rehabilitation in North America and Asia-Pacific
- Expected higher fuel and resin input costs, approximately 15% to 20% of platform cost of sales, to be partially offset by manufacturing efficiencies and better execution
- Targeting attractive contract installation markets in Northwest Europe by acquiring a licensee in Denmark and business operating in Northern Ireland, Scotland and the U.K.
- Added new talent to strengthen the senior management team in Europe



Insituform® CIPP

Tyfo®/Fibrwrap®

Fusible PVC®

AEGION®

# Pressure pipe product innovation, a stronger marketing effort and favorable market conditions support a strong outlook in 2017



*New Design*
InsituMain® CIPP
Cured-in-place pipe



Tite Liner®
Thermoplastic lining
Part of Corrosion Protection

**Infrastructure Solution Pressure Pipe Portfolio**



Fusible PVC®
Pipe bursting, sliplining and HDD



*New Design*
Tyfo® Fibrwrap®
Fiber-reinforced polymer

HDD=horizontal directional drilling

## 2016 Highlights

- Contributions from the Tyfo® Fibrwrap® technology and Fusible PVC® pipe were below expectations due to limited large diameter emergency repairs projects and lower product costs and increased competition due to a decline in oil and gas based piping materials
- Successfully completed several key projects using InsituMain® CIPP and Tite Liner® pipe lining system
- R&D improved InsituMain® CIPP and reduced the cost for the Tyfo® Fibrwrap® technology

## 2017 Outlook

- Sales team enters its first full year marketing the portfolio to customers
- Portfolio revenues expected to be between $80 and $90 million

| North American Pressure Pipe Market | |
|---|---|
| Addressable Market | >$1 billion |
| Annual Growth Rate | Mid-single digits |
| Market Characterization | Fragmented with various alternative solutions |

AEGION

# Corrosion Protection is positioned for strong financial contribution in 2017

## Corrosion Protection Contract Backlog



$272
$213
$134
$97
-22%
$138
$116
$ million USD
Large deepwater project
Remaining
December 31, 2015
December 31, 2016

- The backlog decline was primarily the result of progress on the $130 million deepwater pipe coating and insulation project and completion of two large field coating projects in 2016
- Backlog increased year-over-year for cathodic protection services, primarily in North America, and the Tite Liner® pipeline lining system

## Corrosion Protection 2017 Full-Year Outlook

*The planned contribution from the deepwater project and anticipated modest recovery in the energy markets support Corrosion Protection's expectation for mid-teens revenue growth and mid-single digit operating margins*

- The completion of the $130 million deepwater pipe coating and insulation project is expected to be a significant contributor to platform financial results
- A favorable U.S. midstream pipeline market supports growth expectations for Corrosion Protection's North American cathodic protection services
- Roll out of the asset integrity management system supports an effort to expand Corrosion Protection's cathodic protection services among its top 15 customers in North America



Cathodic Protection Services



Pipe Coating & Insulation



Tite Liner®



Robotic Interior Weld Coating

AEGION®

# Asset integrity management is part of a broader effort to expand cathodic protection services with top customers

## North American Cathodic Protection Services

*Long-term objective: Grow revenues faster than the market*

- > 50% of Corrosion Protection revenues
- Top 15 customers represent > 30% of cathodic protection services
- Pipeline inspection services provide an expected multiplier effect over time for Corrosion Protection's other cathodic protection services

*Over 1 million miles of regulated pipelines in North America*

| North American Cathodic Protection Services Market | |
|---|---|
| Addressable Market | >$1 billion |
| Annual Growth Rate | Mid-single digits |
| Market Characterization | Aegion is the largest player in a fragmented market |



2
Digitized into a central repository
1
Field data collected
3
Customers can access data on demand
ASSET INTEGRITY MANAGEMENT
We are improving the data gathering process to increase accuracy and speed data transfer.

## Surveyed 25,000 mile of pipelines in 2016

- Currently, the system contains 5,000 miles of pipeline data, including surveys for 5 large customers
- All 2017 surveys will utilize the system, including the goal of adding 10 top customers
- Aegion's continuous improvement methods helped to reduce survey cycle time by nearly 70% and DSOs by 2 days

AEGION

# Energy Services expects improved performance in 2017 from a solid base of maintenance activity and more turnaround activities

### Energy Services Contract Backlog


$ million USD
$193
$193
$41
$30
0%
$152
$163
December 31, 2015
December 31, 2016
Upstream
Downstream

Reported backlog reflects the balance between the downsizing of Energy Services' upstream operations during 2016 and increased maintenance and turnaround activity expected for 2017

Energy Services' backlog represents estimated 12-months' unrecognized revenues to be realized under long-term master service agreements and other signed contracts. Contracts that are up for renewal are not included in the next 12 months' backlog past the renewal date.

### Energy Services Full-Year 2017 Outlook

*Revenues expected to grow mid-single digits, in line with the three-year growth target, with operating margins above the levels achieved in Q4'16 and approaching the 300 to 400 basis point improvement expected from 2016 to 2019*

- Long-term contracts provide a strong base for day-to-day refinery maintenance services on the U.S. West Coast
- Secured a new long-term refinery maintenance contract in 2016
- Strategy is to expand broad services with existing customers
- Refinery turnaround activities are expected to increase compared to 2016, which supports anticipated platform revenue growth and operating margin expansion
- Improved operating efficiencies in 2016 using Aegion's continuous improvement methods; expect more progress in 2017 to expand margins



Mechanical maintenance services, primarily piping, electrical & instrumentation maintenance, engineering, small capital construction and turnaround support services

AEGION

# Strategy for sustainable organic growth expected to drive increases in EPS, cash flow and ROIC from 2017 to 2019



EPS GROWTH:
LOW TO MID DOUBLE DIGITS
REVENUE GROWTH:
LOW TO MID SINGLE DIGITS
OPERATING MARGINS:
AT LEAST 7 PERCENT BY 2019
AVERAGE THREE-YEAR GROWTH TARGETS
OPERATING CASHFLOW:
> 2X NET INCOME
FREE CASH FLOW:
> THAN 1X NET INCOME
ROIC
9 PERCENT BY 2019

AEGION

# Aegion's core markets were favorable in Q4'16, which creates a foundation for strong performance in 2017

## Aegion Consolidated Earnings per Diluted Share



Q4'15
Q4'16
$0.52
$0.36
$0.44
$(0.91)
GAAP EPS
Adjusted EPS



2015
2016
$1.28
$1.10
$0.84
$(0.22)
GAAP EPS
Adjusted EPS

Adjusted (non-GAAP) reconciliation is in the appendix of this presentation

## Q4'16 Highlights

### Infrastructure Solutions

- Strong performance in the North American CIPP market, despite impacts from severe weather in December, were offset by limited pressure activity in North America and challenges in the European CIPP market

### Corrosion Protection

- A significant contribution from the startup and progress of the deepwater pipe coating and insulation project
- Increased profit contributions from U.S. midstream cathodic protection services because of improved market conditions and improved execution of Tite Liner® pipe lining installations

### Energy Services

- Results demonstrate solid contribution from base day-to-day maintenance services and improved execution

### Corporate Items

- Aegion settled two lawsuits for a $6.63 million gain
- A net $1.2 million tax and net income benefit related to valuation allowances primarily accounted for the low effective tax rate

AEGION

# Q4’16 revenue results reflect the impact from winter weather, customer delays and continuing challenges in the energy market

## Infrastructure Solutions



Revenues
$135.1
$137.0
+1.5%
Q4'15
Q4'16
In USD millions

### Severe winter weather and reduced pressure pipe activity impacted revenues

- Temporary disruption of crew scheduling and production of CIPP wastewater rehabilitation activity in North America does not alter expectations for a robust market in 2017
- Lower than expected activity for Fusible PVC® and Tyfo® Fibrwrap® pressure pipe rehabilitation in North America, due in part to customer delays, had a significant impact on planned revenue contributions; however, market fundamentals were unaffected and remain favorable in 2017

## Corrosion Protection



Revenues
$108.8
$119.5
+9.9%
Q4'15
Q4'16
In USD millions

### Contributions from the large deepwater project and cathodic protection services in the U.S. offset other challenges in the energy markets

- The large deepwater pipe coating and insulation project contributed revenues of approximately $35 million and is expected to make a strong contribution in 2017
- Revenues for cathodic protection services grew significantly; demand for these services are expected to remain favorable in 2017
- Reduced activity for Tite Liner® pipe linings and field coating services impacted revenues; however, an increase in customer inquiries and bid activity may indicate a modest recovery in 2017
- Q4’15 results included approximately $7 million in revenue from the Canadian pipe coating joint venture, which was sold in February- 2016

## Energy Services



Revenues
$86.9
$65.2
-24.9%
Q4'15
Q4'16
In USD millions

### Favorable downstream maintenance activities were offset by reduced upstream operations and turnaround activity

- Downsized upstream operation activities accounted for approximately 75% of the revenue decline
- Also impacting revenues were reduced turnaround activity in Q4’16 and the absence of additional billable hours during Q4’15 related to the restart of a California refinery
- Expectations for a stronger year for turnaround activities in 2017 is expected to compliment growth in refinery maintenance services

AEGION

# 4Q'16 adjusted gross margin results show the impact from unexpected factors within Infrastructure Solutions

## Infrastructure Solutions

Adjusted Gross Margin[1]



25.1%
23.5%
-160 bps
Q4'15
Q4'16

*Solid performance in N.A. CIPP market*

- Negative impact from limited pressure pipe activity in North America for Fusible PVC® and Tyfo® Fibrwrap®
- Challenges in the European CIPP market
- Results in the North American CIPP market were in line with the prior year quarter despite disruption from the timing of severe winter weather

## Corrosion Protection

Adjusted Gross Margin[1]



21.1%
25.7%
+460 bps
Q4'15
Q4'16

*Higher margin activity from the large deepwater pipe coating and insulation project*

- Favorable contribution from Tite Liner® installations in the U.S.
- Partially offsetting improved results was the impact of the energy market challenges, primarily in Canada, for cathodic protection services and field coating services

## Energy Services

Adjusted Gross Margin[1]



12.3%
13.0%
+70 bps
Q4'15
Q4'16

*Improved margins after completion of upstream downsizing*

- Improved labor utilization, which offset a greater contribution in Q4'15 from turnaround activities and maintenance activities to help restart of a California refinery

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

# Expect organic growth in 2017 to drive improved cash generation

## Cash Metrics

| In USD Millions | 2016 | 2015 |
|---|---|---|
| Cash Flow from Operating Activities | $73 | $132 |
| Free Cash Flow | $34 | $103 |
| Cash & Cash Equivalents | $130 | $209 |

## Strong cash generating efficiency

(% of adjusted net income[1])


178%
125%
157%
94%
280%
217%
189%
89%
2013
2014
2015
2016
Operating Cash Flow (OPCF)
Free Cash Flow (FCF)

**2017-2019 Average Target**

OPCF > 200% of Net Income

FCF > 100% of Net Income

## Liberating cash through better execution


111
103
95
86
79
$28
$28
$32
$24
2012
2013
2014
2015
2016
12-month average Days Sales Outstanding (DSO)1
Resulting Cash Liberation

**2016 Highlight**

Aegion's continuous improvement initiative standardized Infrastructure Solutions' project planning, execution and billing for the CIPP operations in North America, which reduced DSOs by 16 days

**2013-2016**

Cash improvement=$112M

**2019 Target**

DSO < 70 Days

[1] Excludes prepayments prior to the start a large project

## Uses of cash


20%
9%
2016
$197M
49%
23%
M&A
Share Repurchases
Debt Repayments
CAPEX

**2017 Outlook**

- Share repurchase authorization for calendar year 2017 up to $40 million
- CAPEX between 2.5% and 3.0% of expected consolidated revenues
- Debt repayments of approximately $20M

[1]Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

AEGION

# Successful execution of the organic growth strategy and a modest recovery in the energy markets support expectations for higher ROIC

## Aegion retains sufficient financial flexibility for future investments

Debt/EBITDA



Current Credit Facility Limit
4x
2.7x
2.8x
2.9x
3.5x
2013
2014
2015
2016

**2019 Target**

D/EBITDA < 2.5x

*Debt/EBITDA calculation is defined by the terms of the credit facility agreement*

## 2016 ROIC impacted by energy market challenges



6.7%
7.2%
7.7%
5.7%
>7%
2013
2014
2015
2016
2017P

**2019 Target**

ROIC approaches 9%

[1] $\text{ROIC} = \frac{\text{NOPAT} + \text{Equity Earnings} - \text{Non-Controlling Interest}}{[(\text{Total Assets} - \text{Non-Interest Bearing Liabilities}) - (\text{Cash and Cash Equivalents})]}$

AEGION

# 2017 outlook for several financial items

## Operating Expense

*Expect 2017 OPEX as a percent of consolidated revenues to be near 2016 levels because of internal investments to advance Aegion's strategic initiatives, annualized impact of recent acquisitions and inflationary increases*

## Interest Expense

*2017 interest expense is expected to be in line with 2016 as a result of the extension of Aegion's bank credit facility in 2015 and interest rate swap to lock in 75% of the term note*

## Effective Tax Rate

*2017 effective tax rate is expected to be at or above 30% because of a larger portion of income generated in the U.S.*

## Non-Controlling Interest

*A portion of the 2017 profits from the large deepwater pipe coating and insulation project will be shared with a joint venture partner resulting in NCI in the range of $3 to $4 million*

AEGION

# Appendix

# Aegion fourth quarter and full year financial results

## Selected financial results for the quarters and full-year periods ended December 31, 2016 and 2015 – Adjusted[1] (non-GAAP)

| (in USD thousands, except margins and per share information) | 4Q 2016 | 4Q 2015 | Change | YTD 2016 | YTD 2015 | Change |
|---|---|---|---|---|---|---|
| Revenues | $ 321,802 | $ 330,713 | (2.7)% | $ 1,221,920 | $ 1,333,570 | (8.4)% |
| Adjusted Gross Profit | 71,400 | 67,497 | 5.8 % | 257,069 | 278,504 | (7.7)% |
| *Adjusted Gross Margin* | *22.2 %* | *20.4 %* | *180 bp* | *21.0 %* | *20.9 %* | *10 bp* |
| Adjusted Operating Income | 21,945 | 21,835 | 0.5 % | 63,813 | 79,068 | (19.3)% |
| *Adjusted Operating Margin* | *6.8 %* | *6.6 %* | *20 bp* | *5.2 %* | *5.9 %* | *-70 bp* |
| Segment Adjusted Operating Income | | | | | | |
| Infrastructure Solutions | $ 10,402 | $ 15,273 | $ (4,871) | $ 56,091 | $ 58,842 | $ (2,751) |
| Corrosion Protection | 10,128 | 2,747 | 7,381 | 6,373 | 11,526 | (5,153) |
| Energy Services | 1,415 | 3,815 | (2,400) | 1,349 | 8,700 | (7,351) |
| Adjusted Net Income (Attributable to Aegion Corporation) | $ 15,044 | $ 13,161 | 14.3 % | $ 38,641 | $ 47,233 | (18.2)% |
| Adjusted Diluted Earnings per Share (Attributable to Aegion Corporation) | $ 0.44 | $ 0.36 | 22.2 % | $ 1.10 | $ 1.28 | (14.1)% |
| Reported Consolidated Backlog | $ 689.6 | $ 776.5 | (11.2)% | | | |

[1] *Adjusted financial results are defined as GAAP results excluding non-recurring items (non-GAAP). See reconciliation to GAAP in the following pages.*

AEGION

# 2016 fourth quarter non-GAAP reconciliation

**All financial data presented is from continuing operations**

| (in USD thousands, except per share information) | As Reported (GAAP) | Restructuring Charges[(1)] | Acquisition-Related Expenses[(2)] | Gain on Litigation Settlement[(3)] | As Adjusted (Non-GAAP) |
|---|---|---|---|---|---|
| Cost of Revenues | $ 250,560 | $ (158) | $ - | $ - | $ 250,402 |
| Gross Profit | 71,242 | 158 | - | - | 71,400 |
| Operating Expenses | 50,291 | (836) | - | - | 49,455 |
| Gain on litigation Settlement | (6,625) | - | - | 6,625 | - |
| Acquisition-Related Expenses | 637 | - | (637) | - | - |
| Restructuring Charges | 624 | (624) | - | - | - |
| Operating Income | 26,315 | 1,618 | 637 | (6,625) | 21,945 |
| | | | | | |
| Income before Taxes | 22,825 | 1,618 | 637 | (6,625) | 18,455 |
| Taxes on Income | 4,696 | 828 | 192 | (2,643) | 3,073 |
| Net Income (attributable to Aegion Corporation) | $ 17,791 | $ 790 | $ 445 | $ (3,982) | $ 15,044 |
| **Diluted Earnings per Share** | **$ 0.52** | **$ 0.02** | **$ 0.01** | **$ (0.11)** | **$ 0.44** |

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $158 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $836 related to wind-down and other restructuring-related charges; and (iii) pre-tax restructuring charges of $624 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the quarter.

(3) Includes the gain on settlement of two lawsuits related to the December 2012 departure of several key leaders in sales and operations for the Tyfo® Fibrwrap® technology.

Net income includes non-controlling interests.

AEGION®

# 2015 fourth quarter non-GAAP reconciliation

All financial data presented is from continuing operations

| (in USD thousands, except per share information) | As Reported (GAAP) | Restructuring Charges[1] | Goodwill Impairment[2] | Credit Facility Fees[3] | Acquisition-Related Expenses[4] | Divestiture Activity[5] | Litigation Settlement[6] | Reserves for Long-Dated A/R[7] | As Adjusted (Non-GAAP) |
|---|---|---|---|---|---|---|---|---|---|
| Cost of Revenues | $ 263,290 | $ (74) | $ - | $ - | $ - | $ - | $ - | $ - | $ 263,216 |
| Gross Profit | 67,423 | 74 | - | - | - | - | - | - | 67,497 |
| Operating Expenses | 51,513 | (197) | - | - | - | - | (2,771) | (2,883) | 45,662 |
| Goodwill Impairment | 43,484 | - | (43,484) | - | - | - | - | - | - |
| Acquisition-Related Expenses | 1,132 | - | - | - | (1,132) | - | - | - | - |
| Restructuring Charges | (66) | 66 | - | - | - | - | - | - | - |
| Operating Income (Loss) | (28,640) | 205 | 43,484 | - | 1,132 | - | 2,771 | 2,883 | 21,835 |
| Interest Expense | (6,679) | 14 | - | 3,377 | - | - | - | - | (3,288) |
| Other Income/(Expense) | (545) | 32 | - | - | - | 801 | - | - | 288 |
| Income (Loss) before Taxes | (35,875) | 251 | 43,484 | 3,377 | 1,132 | 801 | 2,771 | 2,883 | 18,824 |
| Taxes (Benefit) on Income (Loss) | (2,442) | 351 | 7,773 | 1,354 | (3,058) | (626) | 1,111 | 865 | 5,328 |
| Net Income (Loss) | (33,433) | (100) | 35,711 | 2,023 | 4,190 | 1,427 | 1,660 | 2,018 | 13,496 |
| Loss | 573 | - | - | - | - | - | - | (908) | (335) |
| Net Income (Loss) (attributable to Aegion Corporation) | $ (32,860) | $ (100) | $ 35,711 | $ 2,023 | $ 4,190 | $ 1,427 | $ 1,660 | $ 1,110 | $ 13,161 |
| **Diluted Earnings (Loss) per Share** | $ (0.91) | $ (0.00) | $ 0.98 | $ 0.06 | $ 0.11 | $ 0.04 | $ 0.05 | $ 0.03 | $ 0.36 |

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $74 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $197 related to other restructuring-related charges; (iii) pre-tax restructuring charges of $66 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $46 related to the write-off of certain other assets.

(2) Includes non-GAAP adjustments related to pre-tax charges recorded for goodwill impairment totaling $43,484 for the CRTS ($9,957) and Energy Services ($33,527) reporting units.

(3) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with the refinancing of the Company's credit facility.

(4) Includes non-GAAP adjustments related to expenses incurred in connection with: (i) the Company's acquisition of Underground Solutions, Inc.; and (ii) other potential acquisition activity pursued by the Company during the quarter.

(5) Includes non-GAAP adjustments for losses on the sale of Bayou Perma-Pipe Canada, Ltd. and Fibrwrap Construction Peru S.A.C.

(6) Includes non-GAAP adjustments related to reserves for the settlement of a disputed matter within the Infrastructure Solutions segment.

(7) Includes non-GAAP adjustments related to reserves for accounts receivable associated with long-dated receivables within the Corrosion Protection segment.

Net income includes non-controlling interests.

AEGION

# Infrastructure Solutions fourth quarter non-GAAP reconciliation

| *(in USD thousands)* | Quarter Ended December 31, 2016 | | | Quarter Ended December 31, 2015 | | |
|---|---|---|---|---|---|---|
| | As-Reported (GAAP) | Adjustments[1] | As Adjusted (Non-GAAP) | As-Reported (GAAP) | Adjustments[2] | As Adjusted (Non-GAAP) |
| **Infrastructure Solutions** | | | | | | |
| Revenues | $ 137,028 | $ - | $ 137,028 | $ 135,064 | $ - | $ 135,064 |
| Cost of Revenues | 104,832 | (69) | 104,763 | 101,243 | (74) | 101,169 |
| Gross Profit | 32,196 | 69 | 32,265 | 33,821 | 74 | 33,895 |
| Operating Expenses | 22,129 | (266) | 21,863 | 21,590 | (2,968) | 18,622 |
| Gain on Litigation Settlement | (6,625) | 6,625 | - | - | - | - |
| Acquisition-Related Expenses | 637 | (637) | - | 1,132 | (1,132) | - |
| Restructuring Charges | - | - | - | (66) | 66 | - |
| Operating Income | $ 16,055 | $ (5,653) | $ 10,402 | $ 11,165 | $ 4,108 | $ 15,273 |

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) gain on litigation settlement; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, reversal of reserves for potentially uncollectible receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges; (ii) reserves for the settlement of a disputed matter; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, Inc.

AEGION

# Corrosion Protection fourth quarter non-GAAP reconciliation

| *(in USD thousands)* | Quarter Ended December 31, 2016 | | | Quarter Ended December 31, 2015 | | |
|---|---|---|---|---|---|---|
| | As-Reported (GAAP) | Adjustments[1] | As Adjusted (Non-GAAP) | As-Reported (GAAP) | Adjustments[2] | As Adjusted (Non-GAAP) |
| **Corrosion Protection** | | | | | | |
| Revenues | $ 119,529 | $ - | $ 119,529 | $ 108,764 | $ - | $ 108,764 |
| Cost of Revenues | 88,936 | (89) | 88,847 | 85,855 | - | 85,855 |
| Gross Profit | 30,593 | 89 | 30,682 | 22,909 | - | 22,909 |
| Operating Expenses | 20,599 | (45) | 20,554 | 23,045 | (2,883) | 20,162 |
| Goodwill Impairment | - | - | - | 9,957 | (9,957) | - |
| Restructuring Charges | 559 | (559) | - | - | - | - |
| Operating Income (Loss) | $ 9,435 | $ 693 | $ 10,128 | $ (10,093) | $ 12,840 | $ 2,747 |

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

(2) Includes non-GAAP adjustments related to: (i) reserves for accounts receivable associated with long-dated receivables; and (ii) impairment of goodwill for the CRTS reporting unit.

AEGION®

# Energy Services fourth quarter non-GAAP reconciliation

| *(in USD thousands)* | Quarter Ended December 31, 2016 | | | Quarter Ended December 31, 2015 | | |
|---|---|---|---|---|---|---|
| | As-Reported (GAAP) | Adjustments[1] | As Adjusted (Non-GAAP) | As-Reported (GAAP) | Adjustments[2] | As Adjusted (Non-GAAP) |
| **Energy Services** | | | | | | |
| Revenues | $ 65,245 | $ - | $ 65,245 | $ 86,885 | $ - | $ 86,885 |
| Cost of Revenues | 56,792 | - | 56,792 | 76,192 | - | 76,192 |
| Gross Profit | 8,453 | - | 8,453 | 10,693 | - | 10,693 |
| Operating Expenses | 7,563 | (525) | 7,038 | 6,878 | - | 6,878 |
| Goodwill Impairment | - | - | - | 33,527 | (33,527) | - |
| Restructuring Charges | 65 | (65) | - | - | - | - |
| Operating Income (Loss) | $ 825 | $ 590 | $ 1,415 | $ (29,712) | $ 33,527 | $ 3,815 |

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; and (ii) reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

(2) Includes non-GAAP adjustments related to impairment of goodwill for the Energy Services reporting unit.

AEGION®

# 2016 non-GAAP reconciliation

**All financial data presented is from continuing operations**

| (in USD thousands, except per share information) | As Reported (GAAP) | Restructuring Charges[(1)] | Acquisition-Related Expenses[(2)] | Litigation Settlement[(3)] | Reversal of Contingency Reserve[(4)] | As Adjusted (Non-GAAP) |
|---|---|---|---|---|---|---|
| Cost of Revenues | $ 968,756 | $ (333) | $ (3,572) | $ - | $ - | $ 964,851 |
| Gross Profit | 253,164 | 333 | 3,572 | - | - | 257,069 |
| Operating Expenses | 197,099 | (6,179) | - | - | 2,336 | 193,256 |
| Gain on Litigation Settlement | (6,625) | - | - | 6,625 | - | - |
| Acquisition-Related Expenses | 2,696 | - | (2,696) | - | - | - |
| Restructuring Charges | 9,168 | (9,168) | - | - | - | - |
| Operating Income | 50,826 | 15,680 | 6,268 | (6,625) | (2,336) | 63,813 |
| Other Income/(Expense) | (694) | 248 | - | - | - | (446) |
| Income before Taxes | 35,269 | 15,928 | 6,268 | (6,625) | (2,336) | 48,504 |
| Taxes on Income | 6,109 | 5,701 | 1,902 | (2,643) | (878) | 10,191 |
| Net Income (attributable to Aegion Corporation) | $ 29,488 | $ 10,227 | $ 4,366 | $ (3,982) | $ (1,458) | $ 38,641 |
| **Diluted Earnings per Share** | **$ 0.84** | **$ 0.29** | **$ 0.12** | **$ (0.11)** | **$ (0.04)** | **$ 1.10** |

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $333 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $6,179 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring charges of $9,168 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges for other expense of $248 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $2,696 incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the year.

(3) Includes the gain on settlement of two lawsuits related to the December 2012 departure of several key leaders in sales and operations for the Tyfo® Fibrwrap® technology.

(4) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

Net income includes non-controlling interests.

AEGION®

# 2015 non-GAAP reconciliation

All financial data presented is from continuing operations

| (in USD thousands, except per share information) | As Reported (GAAP) | Restructuring Charges[1] | Goodwill Impairment[2] | Credit Facility Fees[4] | Acquisition-Related Expenses[3] | Divestiture Activity[5] | Litigation Settlement[6] | Reserves for Long-Dated A/R[7] | As Adjusted (Non-GAAP) |
|---|---|---|---|---|---|---|---|---|---|
| Cost of Revenues | $ 1,057,783 | $ (2,717) | $ - | $ - | $ - | $ - | $ - | $ - | $ 1,055,066 |
| Gross Profit | 275,787 | 2,717 | - | - | - | - | - | - | 278,504 |
| Operating Expenses | 209,477 | (4,387) | - | - | - | - | (2,771) | (2,883) | 199,436 |
| Goodwill Impairment | 43,484 | - | (43,484) | - | - | - | - | - | - |
| Acquisition-Related Expenses | 1,912 | - | - | - | (1,912) | - | - | - | - |
| Restructuring Charges | 968 | (968) | - | - | - | - | - | - | - |
| **Operating Income** | 19,946 | 8,072 | 43,484 | - | 1,912 | - | 2,771 | 2,883 | 79,068 |
| Interest Expense | (16,044) | 140 | - | 3,377 | - | - | - | - | (12,527) |
| Other Income/(Expense) | (2,905) | 2,768 | - | - | - | 801 | | | 664 |
| **Income before Taxes** | 1,215 | 10,980 | 43,484 | 3,377 | 1,912 | 801 | 2,771 | 2,883 | 67,423 |
| Taxes on Income | 9,205 | 2,268 | 7,773 | 1,354 | (2,745) | (626) | 1,111 | 865 | 19,205 |
| **Net Income (Loss)** | (7,990) | 8,712 | 35,711 | 2,023 | 4,657 | 1,427 | 1,660 | 2,018 | 48,218 |
| Non-Controlling Interests (Income) Loss | (77) | - | - | - | - | - | - | (908) | (985) |
| **Net Income (Loss)** (attributable to Aegion Corporation) | $ (8,067) | $ 8,712 | $ 35,711 | $ 2,023 | $ 4,657 | $ 1,427 | $ 1,660 | $ 1,110 | $ 47,233 |
| **Diluted Earnings (Loss) per Share** | $ (0.22) | $ 0.24 | $ 0.97 | $ 0.05 | $ 0.13 | $ 0.04 | $ 0.04 | $ 0.03 | $ 1.28 |

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $2,717 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,387 related to reserves for potentially uncollectible receivables and other restructuring-related charges; (iii) pre-tax restructuring charges of $968 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as “Restructuring charges” in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $2,908 related primarily to the write-off of certain other assets, including the loss on the sale of the Company’s CIPP contracting operation in France.

(2) Includes non-GAAP adjustments related to pre-tax charges recorded for goodwill impairment totaling $43,484 for the CRTS ($9,957) and Energy Services ($33,527) reporting units.

(3) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with the refinancing of the Company’s credit facility.

(4) Includes non-GAAP adjustments related to expenses incurred in connection with: (i) the Company’s acquisition of Schultz Mechanical Contractors, Inc.; (ii) the Company’s acquisition of Underground Solutions, Inc.; and (iii) other potential acquisition activity pursued by the Company during the year.

(5) Includes non-GAAP adjustments for losses on the sale of Bayou Perma-Pipe Canada, Ltd. and Fibrwrap Construction Peru S.A.C.

(6) Includes non-GAAP adjustments related to reserves for the settlement of a disputed matter within the Infrastructure Solutions segment.

(7) Includes non-GAAP adjustments related to reserves for accounts receivable associated with long-dated receivables within the Corrosion Protection segment.

Net income includes non-controlling interests.

AEGION

# Infrastructure Solutions 2016 non-GAAP reconciliation

| *(in USD thousands)* | Year Ended December 31, 2016 | | | Year Ended December 31, 2015 | | |
|---|---|---|---|---|---|---|
| | As-Reported (GAAP) | Adjustments[1] | As Adjusted (Non-GAAP) | As-Reported (GAAP) | Adjustments[2] | As Adjusted (Non-GAAP) |
| **Infrastructure Solutions** | | | | | | |
| Revenues | $ 571,551 | $ - | $ 571,551 | $ 556,234 | $ - | $ 556,234 |
| Cost of Revenues | 429,870 | (3,627) | 426,243 | 416,339 | (2,717) | 413,622 |
| Gross Profit | 141,681 | 3,627 | 145,308 | 139,895 | 2,717 | 142,612 |
| Operating Expenses | 89,477 | (260) | 89,217 | 90,928 | (7,158) | 83,770 |
| Gain on Litigation Settlement | (6,625) | 6,625 | - | - | - | - |
| Acquisition-Related Expenses | 2,696 | (2,696) | - | 1,132 | (1,132) | - |
| Restructuring Charges | 2,630 | (2,630) | - | 968 | (968) | - |
| Operating Income | $ 53,503 | $ 2,588 | $ 56,091 | $ 46,867 | $ 11,975 | $ 58,842 |

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; (iii) gain on litigation settlement; and (iv) acquisition expenses incurred primarily in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, reversal of reserves for potentially uncollectible receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges; (ii) reserves for the settlement of a disputed matter; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, Inc.

AEGION

# Corrosion Protection 2016 non-GAAP reconciliation

| *(in USD thousands)* | Year Ended December 31, 2016 | | | Year Ended December 31, 2015 | | |
|---|---|---|---|---|---|---|
| | As-Reported (GAAP) | Adjustments[1] | As Adjusted (Non-GAAP) | As-Reported (GAAP) | Adjustments[2] | As Adjusted (Non-GAAP) |
| **Corrosion Protection** | | | | | | |
| Revenues | $ 401,469 | $ - | $ 401,469 | $ 437,921 | $ - | $ 437,921 |
| Cost of Revenues | 318,200 | (278) | 317,922 | 344,701 | - | 344,701 |
| Gross Profit | 83,269 | 278 | 83,547 | 93,220 | - | 93,220 |
| Operating Expenses | 77,657 | (483) | 77,174 | 84,577 | (2,883) | 81,694 |
| Goodwill Impairment | - | - | - | 9,957 | (9,957) | - |
| Acquisition-Related Expenses | - | - | - | 457 | (457) | - |
| Restructuring Charges | 3,803 | (3,803) | - | - | - | - |
| Operating Income (Loss) | $ 1,809 | $ 4,564 | $ 6,373 | $ (1,771) | $ 13,297 | $ 11,526 |

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

(2) Includes non-GAAP adjustments related to: (i) reserves for accounts receivable associated with long-dated receivables; (ii) impairment of goodwill for the CRTS reporting unit; and (iii) expenses incurred in connection with potential acquisition activity pursued by the Company during the year.

AEGION

# Energy Services 2016 non-GAAP reconciliation

| *(in USD thousands)* | Year Ended December 31, 2016 | | | Year Ended December 31, 2015 | | |
|---|---|---|---|---|---|---|
| | As-Reported (GAAP) | Adjustments[1] | As Adjusted (Non-GAAP) | As-Reported (GAAP) | Adjustments[2] | As Adjusted (Non-GAAP) |
| **Energy Services** | | | | | | |
| Revenues | $ 248,900 | $ - | $ 248,900 | $ 339,415 | $ - | $ 339,415 |
| Cost of Revenues | 220,686 | - | 220,686 | 296,743 | - | 296,743 |
| Gross Profit | 28,214 | - | 28,214 | 42,672 | - | 42,672 |
| Operating Expenses | 29,965 | (3,100) | 26,865 | 33,972 | - | 33,972 |
| Goodwill Impairment | - | - | - | 33,527 | (33,527) | - |
| Acquisition-Related Expenses | - | - | - | 323 | (323) | - |
| Restructuring Charges | 2,735 | (2,735) | - | - | - | - |
| Operating Income (Loss) | $ (4,486) | $ 5,835 | $ 1,349 | $ (25,150) | $ 33,850 | $ 8,700 |

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; and (ii) reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

(2) Includes non-GAAP adjustments related to: (i) impairment of goodwill for the Energy Services reporting unit; and (ii) expenses incurred in conjunction with the Company's acquisition of Schultz Mechanical Contractors.